FORM OF LETTER AGREEMENT FOR ADMINISTRATIVE SERVICES


                      MEDIA & ENTERTAINMENT HOLDINGS, INC.


                                                             _____________, 2005


Transmedia Corporation

Gentlemen:

         This letter will confirm our agreement, that commencing on the effective date ("Effective Date") of the registration statement of the initial public offering ("IPO") of the securities of Media & Entertainment Holdings, Inc. ("Company") and continuing until the consummation by the Company of a "Business Combination" (as described in the Company's IPO prospectus), Transmedia Corporation ("Transmedia") shall make available to the Company certain administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, in the Dallas, Texas area as may be required by the Company from time to time, situated at ____________________________ (or any successor location). In exchange therefor, the Company shall pay to Transmedia the sum of $7,500 per month (the "Fee") on the Effective Date and continuing monthly thereafter.

                                        Very truly yours,

                                        MEDIA & ENTERTAINMENT HOLDINGS, INC.

                                        By: _____________________
                                        Name:  Herbert A. Granath
                                        Title: Chief Executive Officer




AGREED TO AND ACCEPTED BY:

TRANSMEDIA CORPORATION

By: _______________________________
    Name:  Harvey M. Seslowsky
    Title: